UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 16, 2005

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (703) 329-6300

                    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement.

On March 16, 2005, AvalonBay Communities, Inc. (which is referred to in this report together with its subsidiaries as “AvalonBay” or the “Company”) closed the formation of the AvalonBay Valued Added Fund, L.P. (the “Fund”), a private institutional investment fund.  The aggregate capital commitments to the Fund equal $330,000,000 (consisting of capital commitments from eight institutional investors and a $50,000,000 capital commitment from the Company). The Fund’s indebtedness generally may not exceed a 65% loan-to-value ratio, which means that the maximum investment capacity of the Fund will be approximately $940,000,000.  The Fund expects to use primarily mortgage financing and, during the investment period, will also use  a line of credit secured by investors’ capital commitments to provide interim financing.

An “UPREIT” structure was employed in forming the Fund.  Under this structure, a significant majority of the capital commitments for the Fund were made directly to a Maryland corporation (the “REIT”) that will elect to be taxed as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  The REIT will invest such capital commitments in the Fund as a limited partner of the Fund.  A minority of the capital commitments have been made directly to the Fund.   The REIT’s Board of Directors will consist of persons nominated by the Company for so long as the Company or an affiliate serves as the general partner of the Fund.  A wholly-owned subsidiary of AvalonBay Communities, Inc. will serve as the general partner of the Fund.

The Fund has an eight year term which may be extended for two additional years.  The Fund generally may not call capital from its investors after March 16, 2008.  Until March 16, 2008 (or, if earlier, the date on which 80% of the aggregate capital commitments to the Fund have been invested or committed for investment), the Company is prohibited from (a) forming a new investment fund with investment objectives similar to the Fund or (b) acquiring apartment communities other than through the Fund, subject to limited exceptions, including the following: (i) significant individual asset and portfolio acquisitions, (ii) properties acquired in tax-deferred transactions, (iii) properties that at the time a commitment to acquire the property is made have not yet started construction or construction is not expected to be completed for six months, and (iv) acquisitions that the General Partner determines in its reasonable good faith judgment are inappropriate or inadvisable for the Fund.  The Fund will not restrict the Company’s development activities.

The Fund will acquire and operate multifamily apartment communities primarily in the markets where the Company owns and operates apartment communities with the objective of creating value through redevelopment, enhanced operations and/or improving market fundamentals.  Net cash flow from operations and capital transactions will be distributed (a) first, to the Partners in the Fund (including AvalonBay) in proportion to their equity investments until they have received (x) a return of their capital contributions used to fund investments which have been sold and pay Fund expenses (the “Return Amount”) and (y) a 10% cumulative, compounded, annual return on their unreturned capital contributions; (b) second, 80% to all Partners (including AvalonBay) in proportion to their equity investments and 20% to AvalonBay as a promoted distribution until the Partners have received a 14% cumulative, compounded, annual return on their unreturned capital contributions; (c) third, 60% to all Partners (including AvalonBay) in proportion to their equity investments and 40% to AvalonBay as a promoted distribution until the aggregate amount paid to AvalonBay as promoted distributions equals 20% of the aggregate distributions made to all Partners in excess of the Return Amount and (d) fourth, thereafter, 80% to all Partners (including AvalonBay) in proportion to their equity investments and 20% to AvalonBay as a promoted distribution.  Upon the liquidation of the Fund, AvalonBay will be obligated to return all or a portion of the promoted distributions it has received (i.e., distributions other than pro rata distributions with respect to its equity investment) to the extent that (i) the promoted distributions to AvalonBay aggregate more than 20% of the aggregate distributions to all Partners in excess of their capital contributions or (ii) the Partners have not received the full 10% cumulative, compounded, annual preferred return on their unreturned capital contributions.

AvalonBay will receive a quarterly asset management fee equal to 1.25% of the aggregate capital commitments of Partners until the expiration of the investment period, and, thereafter, 1.25% of the aggregate capital contributions in properties that are owned by the Fund.  In addition, the General Partner, or its affiliates, may provide (a) property management services for the Fund for a fee of 3.75% of the gross revenues of the managed properties plus reasonable costs and (b) redevelopment services for the Fund for a fee of 10% of total project costs plus reasonable costs.  The Fund’s Advisory Committee, consisting of the representatives of certain significant investors, will generally approve material agreements between the Fund and the Company or its affiliates, subject to specified exceptions.

Forward-Looking Statements and Additional Disclosures

This Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Fund and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful.  The securities of the Fund have been offered in a private placement to a limited number of sophisticated investors and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can identify these forward-looking statements by the Company’s use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters.  Actual results may differ materially from those expressed or implied by the forward-looking statements as a result of risks and uncertainties, including, without limitation, possible changes in the planned operations of the Fund, distributions to investors in the Fund, payment of fees or promoted interest from the Fund to the General Partner and other matters detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements.”  The Company does not undertake a duty to update forward-looking statements.

ITEM 9.01             Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

99.1*	Press Release of the Company, dated March 16, 2005.
_________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

By:/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Executive Vice President — Chief Financial Officer
Date: March 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release of the Company, dated March 16, 2005.
_________________
* Filed herewith.